UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-02675)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2010

Date of reporting period: October 1, 2009— September 30, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTAEX

Putnam Tax Exempt Income Fund

Annual report 9|30|10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax Exempt
Income Fund

Annual report
9 | 30 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	20

Financial statements	21

Federal tax information	53

Shareholder meeting results	54

About the Trustees	55

Officers	57

Message from the Trustees

Dear Fellow Shareholder:

Even in the midst of a challenging economic recovery, bright spots are emerging. U.S. corporate balance sheets are strong, with companies delivering healthy profits and holding record amounts of cash. And the Federal Reserve Board recently indicated that it stands ready to add sufficient liquidity if needed to prevent a relapse into recession.

If there is a lesson to be gleaned from recent events, it is the easily overlooked risk of investors missing out on market surges, which can come swiftly. For example, U.S. stocks recorded their best September in 71 years. In today’s ever-changing investment environment, where markets can move quickly in either direction, we believe Putnam’s risk-focused, active-management approach is well suited for pursuing opportunities for our shareholders.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for income exempt from federal income tax

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund off ers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

The fund’s portfolio managers can select bonds from a variety of state and local governments throughout the United States. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage. The fund also combines two types of bonds to increase income potential. In addition to investing in high-quality bonds, the managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

The portfolio managers are backed by the resources of Putnam’s fixed-income organization, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the fund’s managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing:

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2010.

Results for investors subject to lower tax rates would not be as advantageous.

Performance snapshot

Annualized total return (%) comparison as of 9/30/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, Barclays Capital Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Thalia Meehan

How did the fund and the municipal bond market perform for the 12-month period, Thalia?

For the fiscal year ended September 30, 2010, Putnam Tax Exempt Income Fund’s class A shares advanced 5.97% at net asset value, topping the 5.45% average return of its peer group, the Lipper General Municipal Debt Funds category. The fund’s return also led that of its benchmark, the Barclays Capital Municipal Bond Index, which returned 5.81% for the same period.

What was the market environment like during the year?

During the fund’s fiscal year, the financial markets experienced a broad-based recovery as investors began to reallocate money away from cash and other safe assets into longer-term and higher-risk investments. As the credit markets stabilized and risk tolerance increased, strong demand from yield-hungry investors pushed bond prices higher in the more credit-sensitive sectors of the municipal bond market.

By early 2010, however, the financial markets encountered new concerns — chief among them the growing European debt crisis and fears that it might derail the global economic recovery. Investors were also uncertain about the inevitable withdrawal of stimulus funds around the globe, and how this process would affect growth. Those concerns subsided somewhat by the summer, as the European debt markets stabilized and the Federal Reserve Board again suggested that its easing policies would continue for an extended period. On the whole, the third quarter of 2010 was fairly solid for municipal bonds after a choppy start to the calendar year.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

What other factors influenced the municipal bond market during the period?

Build America Bonds — or “BABs” —continued to have a significant impact on the municipal bond market. The program began in early 2009 as part of the federal government’s stimulus package and allows states and municipalities to issue bonds in the taxable market, providing them with access to a wider range of investors. The federal government in turn subsidizes a portion of the interest payments, currently 35%. As of September 30, 2010, nearly $73 billion worth of BABs were issued in 2010, representing 24% of all new bonds brought to market by municipalities.

Overall, the plan has been successful in lowering financing costs for states, and has also benefited municipal bond investors by reducing the supply of tax-exempt bonds in the market, which has led to improved supply and demand dynamics. Congress is currently considering extending the program with a slightly lower subsidy, although it’s unclear whether such an extension will be acted upon by the lame-duck Congress.

We also think that the health-care reform legislation should be a modest positive for the tax-exempt bond market, because it contains a 3.8% tax on capital gains, unearned interest, and dividends for individuals with income over $200,000 or households with income over $250,000. Municipal bond income would not be subject to the tax, and any tax increase improves the attractiveness of tax-exempt funds. In addition, it is currently unclear whether any of the Bush Administration tax cuts — set to expire at the end of 2010 — will be extended, or which provisions will be preserved if Congress does act. Ultimately, we believe investors’ tax burden is likely to head higher, and that should make

Top ten state allocations are shown as a percentage of the fund’s net assets as of 9/30/10. Investments in Puerto Rico represented 5.7% of net assets. Holdings will vary over time.

municipal bonds’ tax-exempt income even more attractive.

Turning back to the fund, which market segments drove performance during the 12-month period?

The biggest driver of performance was the fund’s overweight to securities rated A and BBB. Early in 2009, municipal bonds across the board looked extremely undervalued by historical standards, with wider spreads occurring in the lower-rated segments of the market. We targeted those opportunities by increasing the fund’s exposure to BBB-rated securities throughout 2009 and continued to do so more selectively in 2010. This generally helped performance during the period.

As the market recovered, the fund’s position in tobacco bonds rallied sharply, placing them among the top contributors in 2009. In 2010, we began reducing our exposure to tobacco bonds for two reasons: first, to lock in their strong performance, and second, because we felt their fundamentals had become somewhat less attractive. That said, tobacco bond spreads — which measure the sector’s excess yield over similar U.S. Treasuries — are currently slightly wider than normal, and we believe certain opportunities still exist within the sector.

The fund’s investments in California and Puerto Rico municipal bonds also helped fund performance, as those areas of the market performed well over the past 12 months.

Credit qualities are shown as a percentage of net assets as of 9/30/10. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

In general, however, we’ve been limiting the fund’s exposure to general obligation [G.O.] bonds, particularly those issued by local municipalities such as cities and counties, as negative headlines and potential downgrades by ratings agencies could put pressure on bond prices. Instead, we’ve been finding better opportunities in revenue bonds, which are secured by cash flows tied to specific projects. The health-care and utilities sectors are two areas of the market where the fund has significant revenue bond exposure, and, in general, our positions helped performance over the period.

What is your outlook for the municipal bond market?

While we believe the U.S. economy will continue recovering, growth could remain muted for some time. The volatility that returned to stock and bond markets this spring, aggravated by growing concerns over sovereign debt problems in Europe, appears unlikely to dissipate soon in our view. U.S. unemployment remains persistently high, while consumer and business spending has been sporadic, which has diminished many states’ tax revenues. However, we believe the real risk for most municipal bonds is not default risk, but “headline risk” posed by the ongoing media coverage of state budgetary woes. We believe the financial challenges faced by states like California are significant, but will continue to be resolved in the budget-approval process. It’s important for investors to remember that most states are required to pass a balanced budget every year, and although it took a record-setting time to do so, California recently resolved its budget impasse for the current fiscal year.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

Overall, supply/demand technicals are supportive of the market, but over the near term, we believe the market will be tested by a likely increase in supply given uncertainty surrounding the BABs extension. We believe investment opportunities continue to exist in certain areas of the market, such as the BBB-rated segment, and, as always, we are monitoring the market closely, and will seek to take advantage of new opportunities as they develop.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader of Tax Exempt Fixed Income at Putnam. She holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul Drury and Susan McCormack.

IN THE NEWS

With the pace of recovery slowing, the Federal Open Market Committee (FOMC) said that additional monetary policy easing may be necessary “before long.” According to the FOMC’s minutes from its September 21 meeting, several members noted that unless the pace of economic recovery strengthened, they “would consider taking appropriate action soon.” Members of the rate-setting FOMC viewed recent growth and inflation trends as unsatisfactory. Fed officials focused their discussion on a second round of buying U.S. Treasuries, also known as quantitative easing. The purchases are seen as a way to keep the economy from heading into a period of declining inflation and slow growth.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(12/31/76)		(1/4/93)		(7/26/99)		(2/16/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.94%	6.81%	6.14%	6.14%	6.07%	6.07%	6.51%	6.41%	6.96%

10 years	62.58	55.91	52.75	52.75	50.12	50.12	57.81	52.65	63.68
Annual average	4.98	4.54	4.33	4.33	4.15	4.15	4.67	4.32	5.05

5 years	23.22	18.31	19.69	17.72	18.36	18.36	21.49	17.46	24.11
Annual average	4.26	3.42	3.66	3.32	3.43	3.43	3.97	3.27	4.41

3 years	15.83	11.21	13.93	10.92	13.04	13.04	14.84	11.16	16.68
Annual average	5.02	3.61	4.44	3.52	4.17	4.17	4.72	3.59	5.28

1 year	5.97	1.69	5.37	0.37	5.12	4.12	5.66	2.23	6.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 9/30/10

	Barclays Capital Municipal	Lipper General Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	—†	6.08%

10 years	74.62%	57.92
Annual average	5.73	4.65

5 years	28.41	20.69
Annual average	5.13	3.80

3 years	19.25	13.77
Annual average	6.04	4.36

1 year	5.81	5.45

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/10, there were 250, 217, 197, 159, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, Barclays Capital Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 9/30/00 to 9/30/10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,275 and $15,012, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,265 at public offering price. A $10,000 investment in the fund’s class Y shares would have been valued at $16,368.

Fund price and distribution information For the 12-month period ended 9/30/10

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.384501		$0.334619	$0.317763	$0.361281		$0.403282

Capital gains [2]	—		—	—	—		—

Total	$0.384501		$0.334619	$0.317763	$0.361281		$0.403282

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

9/30/09	$8.60	$8.96	$8.60	$8.61	$8.62	$8.91	$8.61

9/30/10	8.71	9.07	8.71	8.72	8.73	9.02	8.72

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	4.33%	4.16%	3.69%	3.54%	4.05%	3.92%	4.54%

Taxable equivalent [4]	6.66	6.40	5.68	5.45	6.23	6.03	6.98

Current 30-day SEC yield [5]
(with expense limitation)	N/A	3.39	2.90	2.75	N/A	3.15	3.81

Taxable equivalent [4]	N/A	5.22	4.46	4.23	N/A	4.85	5.86

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35.00% federal tax rate for 2010. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/09*	0.77%	1.40%	1.55%	1.05%	0.55%

Annualized expense ratio for the six-month period
ended 9/30/10†	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Income Fund from April 1, 2010, to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.87	$7.11	$7.88	$5.31	$2.74

Ending value (after expenses)	$1,057.90	$1,054.60	$1,053.60	$1,056.20	$1,059.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2010, use the following calculation method. To find the value of your investment on April 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.80	$6.98	$7.74	$5.22	$2.69

Ending value (after expenses)	$1,021.31	$1,018.15	$1,017.40	$1,019.90	$1,022.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 71st percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 69th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 32nd percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process —as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	32nd

Three-year period	32nd

Five-year period	30th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 248, 221 and 204 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2010, Putnam employees had approximately $319,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Income Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 11, 2010

The fund’s portfolio 9/30/10
Key to holding’s abbreviations
AGM Assured Guaranty Municipal Corporation	FRN Floating Rate Notes
AGO Assured Guaranty, Ltd.	G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
Cmnwlth. of PR Gtd. Commonwealth of	Association Collateralized
Puerto Rico Guaranteed	LOC Letter of Credit
COP Certificates of Participation	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	PSFG Permanent School Fund Guaranteed
FHA Insd. Federal Housing Administration Insured	Radian Insd. Radian Group Insured
FHLMC Coll. Federal Home Loan Mortgage	SGI Syncora Guarantee, Inc.
Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage	VRDN Variable Rate Demand Notes
Association Collateralized

MUNICIPAL BONDS AND NOTES (97.8%)*	Rating**	Principal amount	Value

Alabama (1.0%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam.
Mtge.), Ser. G, GNMA Coll., FNMA Coll., FHLMC
Coll., 5 1/2s, 10/1/37	Aaa	$1,875,000	$1,960,294

Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	1,500,000	1,638,585

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7s, 2/1/36	Baa3	5,000,000	5,316,500

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6 1/4s, 11/1/33	BBB	3,500,000	3,839,885

			12,755,264
Alaska (0.1%)
AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A,
4.4s, 12/1/31	Aaa	925,000	942,483

			942,483
Arizona (1.9%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	B+/P	3,850,000	3,903,284

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BBB+/P	5,430,000	5,947,479

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. - Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	2,000,000	2,002,120

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern U.),
5 1/8s, 5/15/40	A–	3,500,000	3,575,775

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	3,300,000	3,851,496

Mesa, Util. Syst. Rev. Bonds, FGIC, NATL,
7 1/4s, 7/1/12	AA–	3,635,000	4,018,892

Yavapai Cnty., Indl. Dev. Auth. Rev. Bonds
(Yavapai Regl. Med. Ctr.), Ser. A, 6s, 8/1/33	Baa2	500,000	509,805

			23,808,851

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Arkansas (—%)
Fayetteville, Sales & Use Tax Cap. Impt. Rev.
Bonds, Ser. A, AGM, 4s, 11/1/21	AAA	$180,000	$189,819

			189,819
California (9.8%)
Bay Area Toll Auth. of CA Rev. Bonds
(San Francisco Bay Area), Ser. F-1, 5s, 4/1/39	AA	5,000,000	5,258,000

CA Edl. Fac. Auth. Rev. Bonds
(Scripps College), 5s, 8/1/31	A1	500,000	503,050
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,215,000	1,232,520

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.),
Ser. K, 4 3/4s, 8/1/36	A	5,750,000	4,987,838

CA Infrastructure & Econ. Dev. Bank Rev. Bonds
(Science Ctr. Phase II), Ser. B, FGIC, 5s, 5/1/23	A	640,000	660,051

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central
CA), 5 1/4s, 2/1/37	Baa2	4,100,000	3,946,947

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	10,000,000	11,768,700
5 3/4s, 4/1/31	A1	15,000,000	16,443,750
5.6s, 3/1/36	A1	2,500,000	2,689,025
5 1/2s, 3/1/40	A1	10,300,000	10,976,607
5 1/4s, 3/1/30	A1	2,240,000	2,353,344
5s, 11/1/30	A1	5,000	5,037
5s, 10/1/29	A1	9,000,000	9,356,670
FGIC, 5s, 6/1/26	A1	5,000,000	5,226,950

CA State Dept. of Wtr. Resources Rev. Bonds
(Central Valley), Ser. AE, 5s, 12/1/29	AAA	7,500,000	8,329,200

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 1/8s, 11/1/29	A2	2,000,000	2,199,160
Ser. A-1, 6s, 3/1/35	A2	2,400,000	2,572,632

Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	Aa3	200,000	207,162

Golden State Tobacco Securitization Corp. Rev.
Bonds (Tobacco Settlement), Ser. B, AMBAC, FHLMC
Coll., FNMA Coll., 5s, 6/1/38 (Prerefunded 6/1/13)	Aaa	530,000	589,705

Lompoc, Hlth. Care Dist. G.O. Bonds (Election
of 2005), Ser. B, SGI
5s, 8/1/29	A1	1,285,000	1,296,025
5s, 8/1/28	A1	1,125,000	1,140,143

Los Angeles, Unified School Dist. G.O. Bonds,
Ser. I, 5s, 7/1/26	Aa2	5,000,000	5,520,600

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A	2,250,000	2,647,980

Port Oakland, Rev. Bonds, Ser. L, FGIC, NATL
5 3/8s, 11/1/27	A2	7,930,000	8,049,822
5 3/8s, 11/1/27 (Prerefunded 11/1/12)	A2	990,000	1,081,169

Riverside Cnty., Asset Leasing Corp. Leasehold
Rev. Bonds (Riverside Cnty. Hosp.), NATL,
zero %, 6/1/25	A2	4,000,000	1,793,200

Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL, zero %, 12/1/22	A	7,500,000	3,706,950

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

California cont.
San Francisco, City & Cnty. Arpt. Comm. Rev.
Bonds (Intl. Arpt.), Ser. F, 5s, 5/1/40	A1	$1,750,000	$1,805,020

Solano, Cmnty. College Dist. G.O. Bonds (Election
of 2002), Ser. B, FGIC, zero %, 8/1/26	Aa3	9,560,000	4,282,784

			120,630,041
Colorado (1.4%)
CO Hlth. Fac. Auth. Rev. Bonds
(Valley View Assn.), 5 1/4s, 5/15/42	BBB	1,500,000	1,452,720
(Evangelical Lutheran), 5 1/4s, 6/1/22	A3	1,000,000	1,028,470
(Evangelical Lutheran), 5s, 6/1/16	A3	1,000,000	1,074,720

CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
Ser. C1, NATL, 5 1/2s, 9/1/24	A	1,750,000	1,805,983

CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30	A3	2,520,000	2,553,970
6 3/8s, 12/15/30 (Prerefunded 12/15/10)	A3	2,480,000	2,533,543
6 1/4s, 12/15/33	A3	3,000,000	3,223,080

E-470 Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A	13,000,000	3,020,160

Regl. Trans. Dist. Rev. Bonds (Denver Trans.
Partners), 6s, 1/15/41	Baa3	750,000	790,763

			17,483,409
Connecticut (0.6%)
CT State Dev. Auth. Rev. Bonds (Mystic Marine
Life Aquarium), Ser. A, 4 5/8s, 5/1/37	A+	2,500,000	2,267,600

CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth.
Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB+	650,000	633,854

CT State Dev. Auth. Poll. Control Rev. Bonds
(Western MA Electric Co.), Ser. A, 5.85s, 9/1/28	Baa2	3,000,000	3,031,860

Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. B,
6 1/8s, 1/1/14	BB/P	1,000,000	1,006,810

			6,940,124
Delaware (0.1%)
DE St. Econ. Dev. Auth. Rev. Bonds (Delmarva
Pwr.), 5.4s, 2/1/31	BBB+	1,700,000	1,789,913

			1,789,913
District of Columbia (0.7%)
DC G.O. Bonds, Ser. A, AGM, 5s, 6/1/26	AAA	5,005,000	5,351,346

DC Ballpark Rev. Bonds, Ser. B-1, FGIC, 5s, 2/1/25	A	1,035,000	1,077,570

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (Metrorail), Ser. A, zero %, 10/1/37	Baa1	11,000,000	2,116,950

			8,545,866
Florida (8.5%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	4,000,000	4,536,040

Cape Coral, Wtr.& Swr. Rev. Bonds, AMBAC, 5s,
10/1/26	A1	2,500,000	2,587,525

Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hosp., Inc.), Ser. A, 5 3/4s, 8/15/29	Baa1	2,500,000	2,597,025

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Florida cont.
FL Hsg. Fin. Corp. Rev. Bonds
(Homeowner Mtge.), Ser. 7, AGM, 6s, 1/1/21	AAA	$200,000	$200,734
Ser. G, 5 3/4s, 1/1/37	Aa1	1,210,000	1,284,669
(Noah’s Landing Apts.), Ser. H-1, AGM,
5 3/8s, 12/1/41	AAA	1,710,000	1,714,514
(Homeowner Mtge.), Ser. 1, GNMA Coll., FNMA
Coll., FHLMC Coll., 5s, 1/1/36	Aa1	865,000	884,463
(Homeowner Mtge.), Ser. 2, GNMA Coll, FNMA Coll,
FHLMC Coll., 4.95s, 7/1/37	Aa1	1,340,000	1,358,720
(Homeowner Mtge.), Ser. 1, GNMA Coll., FNMA
Coll., FHLMC Coll., 4.3s, 7/1/15	Aa1	265,000	269,563
(Homeowner Mtge.), Ser. 1, GNMA Coll., FNMA
Coll., FHLMC Coll., 4.2s, 7/1/14	Aa1	265,000	271,903
(Homeowner Mtge.), Ser. 1, GNMA Coll., FNMA
Coll., FHLMC Coll., 4.1s, 7/1/13	Aa1	230,000	235,196
(Homeowner Mtge.), Ser. 1, GNMA Coll., FNMA
Coll., FHLMC Coll., 4.1s, 1/1/13	Aa1	210,000	213,906
(Homeowner Mtge.), Ser. 1, GNMA Coll., FNMA
Coll., FHLMC Coll., 4s, 7/1/12	Aa1	165,000	167,769

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A, 5s,
10/1/31	A1	3,300,000	3,450,249

Flagler Cnty., School Board COP, Ser. A, AGM,
5s, 8/1/19	AAA	500,000	533,675

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A, U.S.
Govt. Coll., 7 1/4s, 10/1/29 (Prerefunded 10/1/10)	AAA/F	7,030,000	7,170,600

Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	A	18,500,000	22,224,605

Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Sunbelt), Ser. A, 6s, 11/15/31
(Prerefunded 11/15/11)	AAA/P	1,000,000	1,070,570

Hillsborough Cnty., Cmnty. Investment Tax Rev.
Bonds, AMBAC, 5s, 5/1/24	AA+	1,250,000	1,325,888

Hillsborough Cnty., Indl. Dev. Auth. Poll.
Control Mandatory Put Bonds
(9/1/13) (Tampa Elec. Co.), Ser. B, 5.15s, 9/1/25	Baa1	1,125,000	1,231,200
(3/15/12) AMBAC, 5s, 12/1/34	Baa1	1,350,000	1,412,667

Kissimmee, Util. Auth. Rev. Bonds, AGM,
5 1/4s, 10/1/18	Aa3	2,270,000	2,461,679

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	5,500,000	5,805,305

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (Cypress Cove Hlth. Pk.), Ser. A,
6 3/8s, 10/1/25	BB–/P	2,500,000	2,038,050

Leesburg, Cap. Impt. Rev. Bonds, FGIC,
5 1/4s, 10/1/27	A1	1,600,000	1,665,872

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A
6.8s, 11/15/31	Ba1	1,000,000	1,012,540
6.7s, 11/15/19	Ba1	3,700,000	3,788,208

Miami-Dade Cnty., G.O. Bonds (Parks Program),
NATL, 5s, 11/1/25	Aa2	5,000,000	5,305,100

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Florida cont.
Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. B, FGIC, 5 1/4s, 7/1/26	A	$3,000,000	$3,161,880

North Broward, Hosp. Dist. Rev. Bonds, 6s,
1/15/31 (Prerefunded 1/15/11)	A2	235,000	241,084

Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Orlando Regl. Hlth. Care), Ser. A, NATL,
6 1/4s, 10/1/18	A2	3,000,000	3,506,850

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	D/P	285,000	171,593

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4 3/4s, 5/1/28	Aa3	2,000,000	2,140,600

South Village, Cmnty. Dev. Dist. Rev. Bonds,
Ser. A, 5.7s, 5/1/35	B/P	465,000	350,015

St. Lucie Cnty., School Board COP, Ser. A, AGM,
5s, 7/1/23	AAA	4,300,000	4,438,632

Sumter Cnty., School Dist. Rev. Bonds
(Multi-Dist. Loan Program), AGM, 7.15s, 11/1/15
(Escrowed to maturity)	AAA	4,800,000	6,023,520

Sunrise, Util. Syst. Rev. Bonds, AMBAC
5.2s, 10/1/22	AA–	3,405,000	3,777,813
5.2s, 10/1/22 (Escrowed to maturity)	AA–	2,590,000	3,145,296

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
5.4s, 5/1/37	BB–/P	100,000	80,404

Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap.
Impt.), Ser. A, 6 5/8s, 5/1/33	BB/P	885,000	886,743

			104,742,665
Georgia (1.2%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	4,500,000	5,102,640

Cherokee Cnty., Wtr. & Swr. Auth. Rev. Bonds,
Ser. 06, AGM, 5s, 8/1/25	AAA	500,000	559,985

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s,
10/1/18 (Escrowed to maturity)	AAA	845,000	994,472

GA State Private College & U. Auth. Rev. Bonds
(Emory U.), Ser. B, 5s, 9/1/29	Aa2	2,250,000	2,531,903

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5 1/2s, 9/15/21	A+	370,000	396,070

Marietta, Dev. Auth. Rev. Bonds (U. Fac. —
Life U., Inc.), 7s, 6/15/39	Ba3	3,450,000	3,475,979

Richmond Cnty., Dev. Auth. Rev. Bonds (Amt.-Intl.
Paper Co.), Ser. A, 6 1/4s, 2/1/25	BBB	1,950,000	1,977,398

			15,038,447
Illinois (3.0%)
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. F,
5s, 1/1/40	A1	3,700,000	3,776,590

Chicago, Waste Wtr. Transmission VRDN, Ser. C-2,
0.3s, 1/1/39	VMIG1	1,850,000	1,850,000

Chicago, Wtr. Rev. Bonds, AGM, 5s, 11/1/25	AAA	4,750,000	5,261,243

Cook Cnty., G.O. Bonds, Ser. B, NATL, 5s, 11/15/29	Aa2	1,250,000	1,315,300

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Illinois cont.
IL Edl. Fac. Auth. Rev. Bonds (Northwestern U.),
5s, 12/1/33	Aaa	$2,250,000	$2,365,718

IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. A, 7 1/4s, 11/1/38	A3	350,000	397,037
(Rush U. Med. Ctr.), Ser. B, 7 1/4s, 11/1/38	A3	2,520,000	2,858,663
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB	5,500,000	6,182,880
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A3	1,075,000	1,179,039
(Roosevelt U.), 6 1/2s, 4/1/39	Baa2	4,000,000	4,304,160
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa1	1,000,000	975,140
(Newman Foundation), Radian Insd., 5s, 2/1/32	A/P	3,000,000	2,657,970

IL State G.O. Bonds, AGM, 5s, 1/1/21	AAA	3,000,000	3,232,050

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1,
AGM, 5s, 1/1/22	AAA	1,000,000	1,090,350

			37,446,140
Indiana (2.7%)
Anderson, Econ. Dev. Rev. Bonds (Anderson U.),
5s, 10/1/24	BBB–/F	965,000	969,236

IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	Aa3	6,150,000	6,692,553

IN Hlth. Fac. Fin. Auth. Rev. Bonds (Cmnty.
Hosp.), Ser. A, AMBAC, 5s, 5/1/24	A	2,500,000	2,545,875

IN Hlth. Fac. Fin. Auth. VRDN (Fayette Memorial
Hosp. Assn.), Ser. A, 0.33s, 10/1/32	A–1+	1,485,000	1,485,000

IN State Fin. Auth. VRDN, Ser. A-2, 0.3s, 2/1/37	VMIG1	5,450,000	5,450,000

IN State Fin. Auth. Edl. Fac. Rev. Bonds
(Valparaiso U.), 5s, 10/1/27	A2	1,405,000	1,472,454

IN State Fin. Auth. Edl. Fac. VRDN
(Depauw U.), Ser. A, 0.27s, 7/1/36	VMIG1	500,000	500,000
Ser. A-1, 0.3s, 2/1/37	VMIG1	2,750,000	2,750,000

IN U. Rev. Bonds (IN U. Fac.), AMBAC, 5 1/4s,
11/15/23	Aaa	700,000	769,286

Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa2	4,500,000	4,844,565

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	2,500,000	2,783,050
NATL, 5.6s, 11/1/16	A	2,750,000	3,050,685

Jasper Hosp. Auth. Rev. Bonds (Memorial Hosp.),
5 1/2s, 11/1/32	A–	500,000	501,430

			33,814,134
Iowa (0.9%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.),
Ser. D, GNMA Coll., FNMA Coll., 5s, 1/1/36	Aaa	235,000	242,327

IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), 9 1/4s, 7/1/25 (Prerefunded
7/1/11)	AAA	7,095,000	7,692,044

IA Fin. Auth. Hlth. Fac. Rev. Bonds
(Care Initiatives), Ser. A, 5 1/2s, 7/1/21	BB+	2,500,000	2,328,725

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	BBB	750,000	592,665

			10,855,761

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Kansas (0.5%)
KS State Dev. Fin. Auth. Rev. Bonds, Ser. K, NATL
5 1/4s, 11/1/26	Aa2	$1,355,000	$1,526,787
5 1/4s, 11/1/25	Aa2	1,620,000	1,828,656

KS State Dev. Fin. Auth. Hlth. Fac. Rev. Bonds
(Stormont-Vail Hlthcare, Inc.), Ser. L, NATL,
5 1/8s, 11/15/32	A2	1,260,000	1,292,760

Lenexa, Hlth. Care Rev. Bonds (LakeView Village),
Ser. C, 6 7/8s, 5/15/32 (Prerefunded 5/15/12)	AAA	500,000	556,645

Lenexa, Hlth. Care Fac. Rev. Bonds, 5 1/2s, 5/15/39	BB+/P	1,500,000	1,275,345

			6,480,193
Kentucky (0.8%)
KY Econ. Dev. Fin. Auth. Rev. Bonds
(Louisville Arena), Ser. A-1, AGO, 6s, 12/1/42	AAA	3,500,000	3,808,245

KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
(Norton Hlth. Care), Ser. A, 6 5/8s, 10/1/28	A–/F	245,000	247,960

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Hlth. Care, Inc.),
5s, 10/1/30	A–	4,000,000	4,020,520

Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/38	Baa2	855,000	885,960

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American
Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	BBB+	1,000,000	1,107,610

			10,070,295
Louisiana (0.6%)
LA Pub. Fac. Auth. Rev. Bonds (Entergy LA LLC),
5s, 6/1/30	A–	5,000,000	5,004,150

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 1/2s, 5/15/30	BBB	2,275,000	2,297,181

			7,301,331
Maine (—%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
Ser. C, AGM, 5 3/4s, 7/1/30	AAA	50,000	50,586

			50,586
Maryland (0.3%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	1,100,000	1,302,301

MD State Hlth. & Higher Edl. Fac. Auth. Rev.
Bonds (WA Cnty. Hosp.)
6s, 1/1/43	BBB–	1,590,000	1,647,351
5 3/4s, 1/1/38	BBB–	1,000,000	1,025,460

			3,975,112
Massachusetts (4.3%)
MA Dev. Fin. Agcy. Rev. Bonds, Ser. A, NATL,
5 1/2s, 1/1/11	A	1,500,000	1,510,920

MA Edl. Fin. Auth. Rev. Bonds, Ser. B, 5.7s,
1/1/31	AA	5,425,000	5,609,450

MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5s, 1/1/37	A	6,750,000	7,012,710

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	920,000	1,046,804
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	3,300,000	3,383,325

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15
(Prerefunded 12/15/12)	AAA/P	$625,000	$713,131
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	2,950,000	2,969,706
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa1	4,750,000	4,810,373
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa1	900,000	918,072
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,000,000	1,018,810
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A/F	1,065,000	1,089,623
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	4,000,000	4,221,560
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	2,000,000	2,212,320
(Springfield College), 5 5/8s, 10/15/40	Baa1	1,000,000	1,041,260
(Caritas Christian Oblig. Group), Ser. A,
5 5/8s, 7/1/20	Baa2	1,745,000	1,747,530
(Springfield College), 5 1/2s, 10/15/31	Baa1	600,000	631,368
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB–	450,000	357,444
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/26	A	1,050,000	1,101,471
(Sterling & Francine Clark), Ser. A, 5s, 7/1/36	Aa2	3,305,000	3,512,851
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	4,100,000	4,317,423

MA State Hlth. & Edl. Fac. Auth. VRDN (Harvard
U.), Ser. R, 0.22s, 11/1/49	VMIG1	275,000	275,000

MA State Port Auth. Rev. Bonds, 13s, 7/1/13	AAA/P	2,800,000	3,407,656

			52,908,807
Michigan (2.3%)
Detroit, G.O. Bonds
Ser. A-1, AMBAC, 5 1/4s, 4/1/24	BB	500,000	425,575
(Cap. Impt.), Ser. A-1, 5s, 4/1/15	BB	3,120,000	3,022,562

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AAA	4,040,000	4,462,867

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 7 3/8s, 7/1/35	Ba1	2,500,000	2,633,550

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba1	535,000	534,952

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,500,000	2,747,025
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A1	8,160,000	8,081,174
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25
(Prerefunded 5/15/15)	AAA	915,000	1,067,375

MI State Strategic Fund Mandatory Put Bonds
(6/2/14) (Dow Chemical), Ser. A-1, 6 3/4s,
12/1/28	Baa3	700,000	785,883

MI State Strategic Fund, Ltd. Mandatory Put Bonds
(6/1/13) (Dow Chemical), 5 1/2s, 12/1/28	Baa3	3,500,000	3,715,145

MI State Strategic Fund, Ltd. VRDN
(Detroit Symphony), Ser. A, 0.33s, 6/1/31
(LaSalle Bank Midwest (LOC))	A–1	750,000	750,000

			28,226,108
Minnesota (1.2%)
Arden Hills, Hsg. & Hlth. Care Facs. VRDN
(Presbyterian Homes), Ser. A, 0.33s, 9/1/29	A–1+	2,260,000	2,260,000

Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/38	BBB-	1,600,000	1,705,440

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Minnesota cont.
Minneapolis, Rev. Bonds (National Marrow Donor
Program), 4 7/8s, 8/1/25	BBB	$2,000,000	$2,007,220

MN Agricultural & Econ. Dev. Board Rev. Bonds
(Evangelical Lutheran), 6s, 2/1/27	A3	1,625,000	1,662,928

MN State Higher Ed. Fac. Auth. VRDN (St. Olaf
College), Ser. 5-M1, 0.33s, 10/1/32	VMIG1	3,000,000	3,000,000

MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.),
Ser. H, 4.3s, 1/1/13	Aa1	595,000	614,349

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	2,155,000	2,087,074

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	Ba1	1,250,000	1,230,788

Winona, Hlth. Care Fac. Rev. Bonds (Winona Hlth.
Oblig. Group), Ser. A, 6s, 7/1/34	BBB–	500,000	506,610

			15,074,409
Mississippi (0.4%)
MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.), 5 7/8s, 4/1/22	BBB	3,000,000	3,008,250

MS Home Corp. Rev. Bonds (Single Fam. Mtge.)
Ser. G, GNMA Coll., FNMA Coll., 6.7s, 11/1/29	Aaa	620,000	639,400
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	1,420,000	1,505,569

			5,153,219
Missouri (0.7%)
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,250,000	2,502,518

MO State Hlth. & Edl. Fac. Auth. VRDN
(Deaconess Long-term Care), Ser. B, 0.3s, 5/15/30	VMIG1	1,400,000	1,400,000
(Washington U. (The)), Ser. D, 0.26s, 9/1/30	VMIG1	4,500,000	4,500,000

MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. B-1, GNMA
Coll., FNMA Coll., 7.45s, 9/1/31	AAA	170,000	179,552
(Single Fam. Home Ownership Loan), Ser. A-1, GNMA
Coll., FNMA Coll., 6 3/4s, 3/1/34	AAA	175,000	183,155

			8,765,225
Nebraska (—%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	BB+	370,000	389,780

			389,780
Nevada (1.6%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-1, AMBAC,
5s, 7/1/27	Aa3	10,000,000	10,033,300

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. A, AMBAC, 5 1/4s, 7/1/34	Baa2	7,570,000	7,508,456

Clark Cnty., Local Impt. Dist. Special Assmt.
Bonds (No. 142), 6.1s, 8/1/18	BB+/P	1,645,000	1,648,816

			19,190,572
New Hampshire (0.8%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB+/P	1,000,000	929,540

NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Hlth. Care
Syst.-Covenant Hlth.), 6 1/8s, 7/1/31
(Prerefunded 1/1/12)	A	4,000,000	4,297,440

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

New Hampshire cont.
NH Hlth. & Ed. Fac. Auth. VRDN
(Dartmouth College), Ser. B, 0.29s, 6/1/41	VMIG1	$2,500,000	$2,500,000

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6 1/8s, 10/1/39	Baa1	2,000,000	2,084,820

			9,811,800
New Jersey (5.3%)
Middlesex Cnty., Impt. Auth. Lease Rev. Bonds
(Perth Amboy Muni. Complex), FGIC, NATL,
5s, 3/15/31	BBB–/P	3,500,000	3,460,135

NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S. Govt.
Coll., 7 1/4s, 11/15/31 (Prerefunded 11/15/11)	AAA/F	3,150,000	3,421,436
(MSU Student Hsg.), 5 7/8s, 6/1/42	Baa3	3,840,000	4,040,448
(Cigarette Tax), 5 1/2s, 6/15/24	BBB	9,750,000	9,755,363
(School Fac. Construction), Ser. AA,
5 1/4s, 12/15/33	Aa3	5,500,000	5,966,730
(Motor Vehicle), Ser. A, NATL, 5s, 7/1/27	A	7,000,000	7,377,160

NJ Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ Amern Wtr. Co.), Ser. B, 5.6s, 11/1/34	A2	2,000,000	2,107,440
(American Wtr. Co.), Ser. D, 4 7/8s, 11/1/29 ###	A2	1,100,000	1,105,621

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	6,250,000	6,595,000
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa2	3,000,000	3,052,140
(Holy Name Hosp.), 5s, 7/1/36	Baa2	3,000,000	2,755,890

NJ State Rev. Bonds (Trans. Syst.), Ser. C,
AMBAC, zero %, 12/15/24	Aa3	8,760,000	4,492,741

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	2,250,000	2,406,353

NJ State Tpk. Auth. Rev. Bonds, Ser. E,
5 1/4s, 1/1/40	A+	3,000,000	3,238,950

Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded 6/1/13)	Aaa	2,000,000	2,320,080
6 3/8s, 6/1/32 (Prerefunded 6/1/13)	Aaa	1,775,000	2,000,461
6 1/8s, 6/1/42 (Prerefunded 6/1/12)	Aaa	1,600,000	1,748,752

			65,844,700
New Mexico (0.3%)
Farmington, Poll. Control Rev. Bonds (San Juan),
Ser. B, 4 7/8s, 4/1/33	Baa3	2,110,000	1,998,276

U. of NM Rev. Bonds (Hosp. Mtg.), AGM, FHA Insd.,
5s, 1/1/24	AAA	2,000,000	2,145,520

			4,143,796
New York (6.2%)
Long Island, Pwr. Auth. NY Elec. Syst. Rev.
Bonds, Ser. D, NATL, 5s, 9/1/20	A	500,000	555,740

Metro. Trans. Auth. Dedicated Tax Rev. Bonds,
Ser. A, 5 1/2s, 11/15/39	AA	2,000,000	2,207,420

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (North
Shore Hlth. Syst.), Ser. C, 5 5/8s, 11/1/10	Baa1	140,000	140,461

NY City, Indl. Dev. Agcy. Rev. Bonds (Queens
Baseball Stadium — Pilot), AMBAC, 5s, 1/1/23	Ba1	300,000	302,697

NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (Airis JFK I LLC), Ser. A, 6s, 7/1/27	BBB–	10,510,000	10,421,296

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB–	$200,000	$161,252

NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A, 6s, 7/1/20	Aa3	10,900,000	13,248,405
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa3	12,485,000	14,627,301
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	600,000	609,840
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	750,000	769,065
(State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19	Aa3	23,100,000	27,460,356
(Brooklyn Law School), Ser. B, SGI, 5 3/8s, 7/1/22	Baa1	1,000,000	1,054,670
(Rochester Inst. of Tech.), Ser. A, AMBAC,
5 1/4s, 7/1/19	A1	285,000	330,631

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	500,000	583,615

NY State Energy Research & Dev. Auth. Fac.
Mandatory Put Bonds (10/1/12), 4.7s, 6/1/36	A3	500,000	501,330

Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden
Hill Care Ctr. Newburgh), Ser. C, 7s, 8/1/31	B/P	750,000	660,713

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	2,200,000	2,185,392
(Kennedy Intl. Arpt. — 4th Installment),
6 3/4s, 10/1/11	BB+/P	75,000	75,278

			75,895,462
North Carolina (1.5%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. C, 6 3/4s, 1/1/24	A–	1,250,000	1,537,500
AMBAC, 6s, 1/1/18	Baa1	7,000,000	8,514,520

NC Hsg. Fin. Agcy. FRN (Homeownership), Ser. 26,
Class A, 5 1/2s, 1/1/38	Aa2	690,000	715,358

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	2,345,000	2,389,883

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(First Mtge.-Forest at Duke), 6 3/8s, 9/1/32
(Prerefunded 9/1/12)	AAA/P	3,000,000	3,307,800

NC Muni. Pwr. Agcy. Rev. Bonds (No. 1, Catawba
Elec.), Ser. A
5 1/2s, 1/1/13	A2	135,000	149,241
5 1/2s, 1/1/13 (Escrowed to maturity)	A2	65,000	72,134

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. A, 5s, 1/1/30	A2	1,200,000	1,267,908

			17,954,344
Ohio (5.6%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds
(Prairie State Energy Campus), Ser. A, 5s, 2/15/38	A1	5,000,000	5,085,900

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 3/4s, 6/1/34	BBB	32,100,000	24,562,599
5 1/8s, 6/1/24	BBB	4,910,000	4,216,757

Cleveland, Parking Fac. Rev. Bonds, AGM,
5 1/4s, 9/15/22	AAA	600,000	659,274

Hamilton Cnty., Swr. Syst. Rev. Bonds
(Metro. Swr. Dist.), Ser. A, NATL, 5s, 12/1/28	AA+	6,130,000	6,627,879

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Lorain Cnty., Hosp. Rev. Bonds (Catholic),
Ser. C-2, AGM, 5s, 4/1/24	AAA	$5,000,000	$5,331,250

Midview, Local School Dist. COP (Elementary
School Bldg. Fac.), 5 1/4s, 11/1/30	A1	3,500,000	3,664,150

Montgomery Cnty., VRDN (Miami Valley Hosp.),
Ser. B, 0.32s, 11/15/24	VMIG1	800,000	800,000

OH State Higher Edl. Fac. Mandatory Put Bonds
(7/1/15) (Kenyon College), 4.95s, 7/1/37	A1	5,300,000	5,851,730

OH State Higher Edl. Fac. Rev. Bonds (Case
Western Reserve U.), 5 1/2s, 10/1/22
(Prerefunded 10/1/12)	AA-	1,000,000	1,099,250

OH State Higher Edl. Fac. Commn. Rev. Bonds (U.
Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39	A2	5,000,000	5,374,550

OH State U. Rev. Bonds, Ser. A, 5s, 12/1/27	Aa1	1,000,000	1,114,590

Scioto Cnty., Hosp. Rev. Bonds (Southern Med.
Ctr.), 5 1/2s, 2/15/28	A2	5,000,000	5,227,200

			69,615,129
Oklahoma (1.3%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan), Ser. B, 4.2s, 9/1/25	Aaa	500,000	492,735

OK State Cap. Impt. Auth. State Facs. Auth. VRDN
(Higher Ed.)
Ser. D4, 0.32s, 7/1/34	VMIG1	7,200,000	7,200,000
Ser. D1, 0.32s, 7/1/31	VMIG1	1,800,000	1,800,000

OK State Tpk. Auth. VRDN, Ser. E, 0.3s, 1/1/28	VMIG1	4,700,000	4,700,000

Tulsa, Arpt. Impt. Trust Rev. Bonds, Ser. A,
5 3/8s, 6/1/24	A3	2,200,000	2,306,260

			16,498,995
Oregon (0.2%)
OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A2	2,000,000	2,163,820

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Fam. Mtge.), Ser. J, 4.7s, 7/1/30	Aa2	435,000	442,682

			2,606,502
Pennsylvania (2.6%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(UPMC Hlth.), Ser. B, NATL, 6s, 7/1/24	Aa3	2,210,000	2,601,590
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	BB–	6,550,000	5,002,432

Allegheny Cnty., Sanitation Auth. Swr. Rev.
Bonds, NATL
5 1/2s, 12/1/30	A1	150,000	151,874
5 1/2s, 12/1/30 (Prerefunded 12/1/10)	A	850,000	864,467

Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds
(Jenners Pond, Inc.), 7 1/4s, 7/1/24
(Prerefunded 7/1/12)	AAA/P	500,000	564,210

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig.), Ser. A
5 1/4s, 1/1/19	BBB+	1,465,000	1,533,679
5.15s, 1/1/18	BBB+	665,000	693,076

East Stroudsburg, Area School Dist. G.O. Bonds,
AGM, 5s, 9/1/27	Aa3	5,500,000	6,041,475

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5 1/2s, 3/15/38	BBB	$1,275,000	$1,328,206

Franklin Cnty., Indl. Dev. Auth. Rev. Bonds
(Chambersburg Hosp.), 5 3/8s, 7/1/42	A2	1,000,000	1,029,330

Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds (Aqua PA, Inc.), Ser. A, 5 1/4s, 7/1/42	AA–	3,250,000	3,353,968

PA Rev. Bonds (Philadelphia Biosolids Fac.),
6 1/4s, 1/1/32	BBB+/F	500,000	544,975

PA Econ. Dev. Fin. Auth. Rev. Bonds (Amtrak),
Ser. A , 6 1/4s, 11/1/31	A1	1,000,000	1,016,980

PA Hsg. Fin. Agcy. Rev. Bonds (Single Fam.
Mtge.), Ser. 110B, 4 3/4s, 10/1/39 ###	AA+	2,500,000	2,503,600

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	1,000,000	1,031,880

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), 7 1/4s,
7/1/11 (In default) †	D/P	5,415,577	1,625

Pittsburgh & Allegheny Cnty., Passports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35 ###	AAA	3,000,000	3,098,580

West Shore, Area Hosp. Auth. Rev. Bonds (Holy
Spirit Hosp.), 6 1/4s, 1/1/32	BBB	500,000	503,310

			31,865,257
Puerto Rico (5.6%)
Cmnwlth. of PR, G.O. Bonds
Ser. B, 6s, 7/1/39	A3	7,000,000	7,598,430
Ser. C-7, NATL, 6s, 7/1/27	A	500,000	546,465
Ser. A, 5 1/4s, 7/1/22	A3	850,000	898,595

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/44	Baa1	3,400,000	3,663,126

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
Ser. XX, 5 1/4s, 7/1/40	A3	3,000,000	3,141,870
Ser. TT, 5s, 7/1/37	A3	5,000,000	5,068,100
Ser. RR, FGIC, 5s, 7/1/23	A	4,395,000	4,633,209

Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds,
Ser. B, 5s, 12/1/13	A3	250,000	271,618

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. K
5s, 7/1/17	A3	2,900,000	3,085,687
5s, 7/1/13	A3	500,000	537,690

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds
(Cogen. Fac.-AES), 6 5/8s, 6/1/26	Baa3	250,000	252,045
(Auxilio Mutuo Oblig. Group), Ser. A, NATL,
6 1/4s, 7/1/16	A	3,015,000	3,026,638

Cmnwlth. of PR, Muni. Fin. Agcy. G.O. Bonds,
Ser. A, 5 1/4s, 8/1/24	A3	750,000	782,010

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.)
Ser. M, Cmnwlth. of PR Gtd., 6 1/4s, 7/1/31	A3	1,895,000	2,256,016
Ser. P, Cmnwlth. of PR Gtd., 6 1/8s, 7/1/23	A3	8,000,000	9,016,320
Ser. I, Cmnwlth. of PR Gtd., 5s, 7/1/36	A3	2,220,000	2,231,100

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Puerto Rico cont.
Cmnwlth. of PR, Pub. Fin. Corp. Rev. Bonds,
Ser. A, AMBAC, 5 1/4s, 8/1/30	Baa1	$175,000	$180,451

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A1	15,000,000	16,576,350
Ser. C, 5 1/4s, 8/1/41	A1	4,500,000	4,728,780
Ser. A, NATL, zero %, 8/1/43	Aa3	350,000	49,483

U. of PR Rev. Bonds, Ser. P, 5s, 6/1/24
(Puerto Rico)	Baa1	1,000,000	1,026,670

			69,570,653
South Carolina (0.9%)
Berkeley Cnty., School Dist. Rev. Bonds
(Installment Lease Securing Assets for Ed.),
5 1/8s, 12/1/30	A1	5,000,000	5,209,750

Florence Cnty., Hosp. Rev. Bonds (McLeod Regl.
Med. Ctr.), Ser. A, AGM, 5 1/4s, 11/1/23	AAA	2,500,000	2,647,100

SC Hsg. Fin. & Dev. Auth. Mtge. Rev. Bonds,
Ser. A-2, AMBAC, 5s, 7/1/35	Aa1	875,000	902,291

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.)
Ser. A, 7 3/8s, 12/15/21 (Prerefunded 12/15/10)	AAA/P	800,000	826,736
Ser. C, 6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	1,115,000	1,269,405
Ser. C, 6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	135,000	153,695

			11,008,977
South Dakota (0.1%)
SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership
Mtge.), Ser. J, 4.55s, 5/1/18	AAA	1,000,000	1,046,970

			1,046,970
Tennessee (1.4%)
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds
(First Mtge. Mountain States Hlth.), Ser. A,
7 1/2s, 7/1/25 (Prerefunded 7/1/12)	Baa1	5,000,000	5,578,150
(Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	4,550,000	4,792,970

Memphis-Shelby Cnty., Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.05s, 9/1/12	Baa2	2,000,000	2,115,380

Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp. Board
Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26 (Prerefunded 9/1/12)	AAA	310,000	344,097
6 1/2s, 9/1/26 (Prerefunded 9/1/12)	AAA	190,000	210,898

TN Energy Acquisition Corp. Gas Rev. Bonds,
Ser. A, 5 1/4s, 9/1/20	BB+	4,000,000	4,208,080

			17,249,575
Texas (12.2%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement), Ser. A
7s, 11/15/33	B+/P	715,000	656,942
5 7/8s, 11/15/18	B+/P	4,250,000	4,022,795

Aldine, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG
5s, 2/15/25	Aaa	2,000,000	2,223,880
5s, 2/15/24	Aaa	2,000,000	2,233,680

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Texas cont.
Angleton, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/30	Aaa	$4,095,000	$4,452,125

Beaumont, Indpt. School Dist. G.O. Bonds (School
Bldg.), AGO, 5 1/8s, 2/15/30	AAA	2,550,000	2,804,210

Brazoria Cnty., Brazos River Harbor Naval Dist.
Env. FRN (Dow Chemical Co.), Ser. A-4, 5.95s,
5/15/33	BBB–	1,100,000	1,143,153

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB–	3,450,000	3,590,657

Cypress-Fairbanks, Indpt. School Dist. G.O. Bonds
(Schoolhouse), PSFG, 5s, 2/15/24	Aaa	625,000	702,650

Dallas Cnty., Util. & Reclamation Dist. G.O.
Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	9,500,000	9,753,935

Dallas, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 6s, 2/15/27	Aaa	3,260,000	3,870,761

Edgewood, Indpt. School Dist. Bexar Cnty. G.O.
Bonds, Ser. A, PSFG, 5s, 2/15/29	Aaa	1,035,000	1,087,806

Harris Cnty., Hlth. Fac. Dev. Corp. VRDN
(Texas Childrens), Ser. B-1, 0.3s, 10/1/29	VMIG1	5,335,000	5,335,000

La Porte, Indpt. School Dist. G.O. Bonds
(Schoolhouse), AGO, 5s, 2/15/26	AAA	570,000	628,607

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp Inc.), Ser. A, 6 3/8s, 8/15/44	BBB	1,700,000	1,816,603

Laredo, Intl., Toll Bridge Rev. Bonds, Ser. B,
AGM, 5s, 10/1/16	AAA	750,000	846,435

Leander, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, zero %, 8/15/19	AAA	5,000,000	3,648,550

Lower CO River Auth. Rev. Bonds
Ser. A, 7 1/4s, 5/15/37	A1	2,000,000	2,239,840
5 3/4s, 5/15/37	A1	1,200,000	1,269,444
5 3/4s, 5/15/28	A1	2,000,000	2,171,380

Mansfield, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/27	Aaa	3,630,000	3,935,392

Matagorda Cnty., Poll. Control Rev. Bonds (Dist.
No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	2,250,000	2,109,353

Mission Cons., Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 2/15/23	Aaa	840,000	922,160

Montgomery Cnty., G.O. Bonds, Ser. A, AGM,
5s, 3/1/21	AAA	1,750,000	1,945,563

North TX Thruway Auth. Rev. Bonds
Ser. A, 5 5/8s, 1/1/33	A2	3,000,000	3,219,720
Ser. A, NATL, 5 1/8s, 1/1/28	A2	5,000,000	5,276,200
Ser. D, AGO, zero %, 1/1/28	AAA	11,620,000	4,860,762

North TX, Thruway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	5,200,000	5,861,596
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,750,000	2,907,933

North TX, Thruway Auth. stepped-coupon Rev.
Bonds, zero %, (6 1/2s, 1/1/15), 2043 ††	A2	9,700,000	8,255,670

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Texas cont.
Paris, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/25	Aaa	$1,000,000	$1,111,940

Pharr, San Juan - Alamo, Indpt. School Dist. G.O.
Bonds (School Bldg.), PSFG, 5s, 2/1/30	Aaa	400,000	439,524

Round Rock, Indpt. School Dist. G.O. Bonds
(School Bldg.), 5s, 8/1/33	Aaa	500,000	545,190

Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	1,400,000	1,443,820

San Antonio, Arpt. Syst. Rev. Bonds, AGM,
5 1/4s, 7/1/32	AAA	1,415,000	1,444,644

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(TX Hlth. Resource), Ser. D, 0.29s, 11/15/19	VMIG1	3,885,000	3,885,000

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.)
5 1/4s, 11/15/27	A–	1,000,000	1,015,350
5 1/4s, 11/15/22	A–	2,500,000	2,606,725

Tarrant Cnty., Hosp. Dist. Rev. Bonds, NATL,
5 1/2s, 8/15/19	Aa3	1,870,000	1,938,779

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/26	A2	5,000,000	5,109,350

TX Private Activity Surface Trans. Corp. Rev.
Bonds (NTE Mobility), 6 7/8s, 12/31/39	BBB–/F	1,650,000	1,794,986

TX State G.O. Bonds (Trans. Comm. Mobility Fund),
4 3/4s, 4/1/27	Aaa	5,000,000	5,402,150

TX State Rev. Bonds, 6.2s, 9/30/11	AA+	6,000,000	6,075,060

TX State Affordable Hsg. Corp. Single Fam. Mtge.
Rev. Bonds (Professional Ed. Home Loan),
Ser. A-3, FHLMC Coll., GNMA Coll., FNMA Coll.,
5.6s, 2/1/39	Aaa	1,586,044	1,637,828

TX State Indl. Dev. Corp. Rev. Bonds (Arco
Pipelines Co.), 7 3/8s, 10/1/20	A2	4,000,000	4,684,800

TX State Tpk. Auth. Rev. Bonds (Central Texas
Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	Baa1	1,000,000	1,007,300

TX State, Trans. Comm. Rev. Bonds, 5s, 4/1/26	Aaa	7,585,000	8,371,640

Victoria, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/24	Aaa	3,375,000	3,761,066

Victoria, Util. Syst. Rev. Bonds, AMBAC,
5s, 12/1/27	AA-	3,960,000	4,293,828

			150,361,782
Utah (0.5%)
Salt Lake City, Hosp. Rev. Bonds
(IHC Hosp. Inc.), Ser. A, 8 1/8s, 5/15/15
(Escrowed to maturity)	AAA	3,225,000	3,759,802
AMBAC, 6 3/4s, 5/15/20 (Escrowed to maturity)	AAA/P	1,900,000	1,905,320

			5,665,122
Vermont (0.1%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, AGM, 5s, 11/1/34	AAA	215,000	217,393
(Single Fam.), Ser. 23, AGM, 5s, 5/1/34	AAA	430,000	434,786

			652,179

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Virginia (3.0%)
Chesterfield Cnty., Econ. Dev. Auth. Poll.
Control Rev. Bonds (VA Elec. & Pwr.), Ser. A,
5s, 5/1/23	A–	$1,575,000	$1,731,839

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds (United Methodist), Ser. A,
6 1/2s, 6/1/22	BB+/P	4,750,000	4,814,743

Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM,
5.929s, 8/23/27	AAA	19,400,000	21,614,898

Prince William Cnty., Indl. Dev. Auth. Hosp. Rev.
Bonds (Potomac Hosp. Corp.), 5.35s, 10/1/36	Baa1	1,740,000	1,756,652

WA Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	6,100,000	7,082,100

			37,000,232
Washington (2.6%)
Cowlitz Cnty., Pub. Util. Rev. Bonds (Dist. No. 1
Production Syst.), FGIC
5s, 9/1/25	A1	695,000	726,268
5s, 9/1/24	A1	615,000	644,489

Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	BBB	1,140,000	1,176,788

WA State G.O. Bonds
Ser. D, AGM, 5s, 1/1/28	AAA	8,320,000	8,953,318
(Motor Vehicle Fuel), Ser. B, NATL, 5s, 7/1/24	Aa1	5,270,000	5,737,291

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa2	1,250,000	1,366,775
(Catholic Hlth. Initiatives), Ser. D, 6 3/8s, 10/1/36	Aa2	7,050,000	7,989,483
Ser. B, NATL, 5s, 2/15/27	A	2,415,000	2,343,951
(Kadlec Med. Ctr.), Ser. A, AGO, 5s, 12/1/21	AAA	3,000,000	3,168,810

WA State Hsg. Fin. Comm. Rev. Bonds (Single
Family Program), Ser. 2A, GNMA Coll., FNMA
Coll., 5s, 12/1/25	Aaa	455,000	463,945

			32,571,118
West Virginia (1.0%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional
Juvenile Safety), Ser. A, NATL, 5s, 6/1/29	Aa2	6,200,000	6,370,376

Mason Cnty., Poll. Control (Appalachian Pwr. Co.
Project), Ser. L, 5 1/2s, 10/1/11	Baa2	2,000,000	2,027,040

Pleasants Cnty., Poll. Control Rev. Bonds
(Allegheny), Ser. F, 5 1/4s, 10/15/37	BBB	2,500,000	2,517,475

WV Econ. Dev. Auth. Solid Waste Disp. Fac. Rev.
Bonds (Appalachian Pwr. Co.), Ser. A,
5 3/8s, 12/1/38	Baa2	1,000,000	1,025,580

			11,940,471
Wisconsin (1.2%)
Badger, Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28 (Prerefunded 6/1/12)	Aaa	1,000,000	1,104,730
6 3/8s, 6/1/32 (Prerefunded 6/1/12)	Aaa	5,615,000	6,145,393

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	3,500,000	4,174,520

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,331,740

			14,756,383

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Wyoming (0.8%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds
(Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	$3,000,000	$3,319,650

Gillette, Poll. Control VRDN, 0.27s, 1/1/18	A–1+	1,900,000	1,900,000

WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds, Ser. A
5 1/2s, 1/1/38	A2	2,800,000	2,994,348
5 1/2s, 1/1/33	A2	1,410,000	1,520,543

			9,734,541

Total municipal bonds and notes (cost $1,129,488,690)			$1,208,362,542

PREFERRED STOCKS (0.6%)*	Rating**	Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A
Ser. A, 7.50% cum. pfd.	Baa1	5,680,349	$5,291,075

MuniMae Tax Exempt Bond Subsidiary, LLC 144A
Ser. B, 7 3/4s cum. pfd.	Baa2	2,000,000	1,640,100

Total preferred stocks (cost $7,680,349)			$6,931,175

TOTAL INVESTMENTS

Total investments (cost $1,137,169,039)			$1,215,293,717

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2009 through September 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $1,234,987,813.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

### When-issued securities (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB, FRN, Mandatory Put Bonds and VRDN are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represents the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represents the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	20.5%
State government	16.7
Utilities	13.0

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,208,362,542	$—

Preferred stocks	—	6,931,175	—

Totals by level	$—	$1,215,293,717	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,137,169,039)	$1,215,293,717

Cash	750,757

Interest and other receivables	18,268,563

Receivable for shares of the fund sold	1,365,241

Receivable for investments sold	16,192,347

Total assets	1,251,870,625

LIABILITIES

Distributions payable to shareholders	1,245,751

Payable for investments purchased	11,674,550

Payable for shares of the fund repurchased	2,357,647

Payable for compensation of Manager (Note 2)	448,619

Payable for investor servicing fees (Note 2)	49,411

Payable for custodian fees (Note 2)	6,712

Payable for Trustee compensation and expenses (Note 2)	301,518

Payable for administrative services (Note 2)	2,480

Payable for distribution fees (Note 2)	664,002

Other accrued expenses	132,122

Total liabilities	16,882,812

Net assets	$1,234,987,813

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,191,277,862

Distributions in excess of net investment income (Note 1)	(481,213)

Accumulated net realized loss on investments (Note 1)	(33,933,514)

Net unrealized appreciation of investments	78,124,678

Total — Representing net assets applicable to capital shares outstanding	$1,234,987,813

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,168,501,214 divided by 134,153,896 shares)	$8.71

Offering price per class A share (100/96.00 of $8.71)*	$9.07

Net asset value and offering price per class B share ($10,560,883 divided by 1,212,280 shares)**	$8.71

Net asset value and offering price per class C share ($32,627,417 divided by 3,739,661 shares)**	$8.72

Net asset value and redemption price per class M share ($6,217,220 divided by 711,925 shares)	$8.73

Offering price per class M share (100/96.75 of $8.73)***	$9.02

Net asset value, offering price and redemption price per class Y share
($17,081,079 divided by 1,958,677 shares)	$8.72

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/10

INTEREST INCOME	$63,588,818

EXPENSES

Compensation of Manager (Note 2)	$5,455,808

Investor servicing fees (Note 2)	631,331

Custodian fees (Note 2)	19,546

Trustee compensation and expenses (Note 2)	88,539

Administrative services (Note 2)	56,800

Distribution fees — Class A (Note 2)	2,435,989

Distribution fees — Class B (Note 2)	113,377

Distribution fees — Class C (Note 2)	279,887

Distribution fees — Class M (Note 2)	29,818

Other	329,262

Fees waived and reimbursed by Manager (Note 2)	(142,462)

Total expenses	9,297,895

Expense reduction (Note 2)	(3,217)

Net expenses	9,294,678

Net investment income	54,294,140

Net realized loss on investments (Notes 1 and 3)	(1,313,363)

Net unrealized appreciation of investments during the year	16,122,546

Net gain on investments	14,809,183

Net increase in net assets resulting from operations	$69,103,323

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/10	Year ended 9/30/09

Operations:
Net investment income	$54,294,140	$54,269,670

Net realized loss on investments	(1,313,363)	(15,369,400)

Net unrealized appreciation of investments	16,122,546	107,509,448

Net increase in net assets resulting from operations	69,103,323	146,409,718

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(26,533)	(511,803)

Class B	(357)	(11,209)

Class C	(641)	(8,105)

Class M	(140)	(2,289)

Class Y	(128)	(1,022)

From tax-exempt net investment income
Class A	(51,283,561)	(51,926,311)

Class B	(520,479)	(867,191)

Class C	(1,042,140)	(772,958)

Class M	(252,826)	(228,574)

Class Y	(501,565)	(129,097)

Increase in capital from settlement payments	2,605	22,929

Redemption fees (Note 1)	347	1,284

Increase (decrease) from capital share transactions (Note 4)	8,987,792	(71,397,628)

Total increase in net assets	24,465,697	20,577,744

NET ASSETS

Beginning of year	1,210,522,116	1,189,944,372

End of year (including distributions in excess of net
investment income of $481,213 and $617,026, respectively)	$1,234,987,813	$1,210,522,116

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees a	reimbursements	end of period	value (%) b	(in thousands)	(%) c	net assets (%)	(%)

Class A
September 30, 2010	$8.60	.39	.10	.49	(.38)	(.38)	—	— a,d	$8.71	5.97	$1,168,501	.75 e	4.59 e	13.09
September 30, 2009	7.92	.38	.68	1.06	(.38)	(.38)	—	— a,f,g	8.60	14.03	1,156,735	.82 e	4.88 e	19.16
September 30, 2008	8.64	.38	(.72)	(.34)	(.38)	(.38)	—	—	7.92	(4.13)	1,141,001.82		4.49	45.59
September 30, 2007	8.79	.37	(.16)	.21	(.36)	(.36)	—	—	8.64	2.49	1,311,819.79		4.26	24.58
September 30, 2006	8.84	.37	(.05)	.32	(.37)	(.37)	—	—	8.79	3.79	1,166,380.79		4.28	12.41

Class B
September 30, 2010	$8.60	.34	.10	.44	(.33)	(.33)	—	— a,d	$8.71	5.37	$10,561	1.39 e	3.96 e	13.09
September 30, 2009	7.92	.34	.68	1.02	(.34)	(.34)	—	— a,f,g	8.60	13.43	17,347	1.46 e	4.27 e	19.16
September 30, 2008	8.64	.34	(.73)	(.39)	(.33)	(.33)	—	—	7.92	(4.67)	26,427	1.46	3.85	45.59
September 30, 2007	8.79	.32	(.16)	.16	(.31)	(.31)	—	—	8.64	1.92	39,730	1.44	3.61	24.58
September 30, 2006	8.84	.32	(.05)	.27	(.32)	(.32)	—	—	8.79	3.11	43,125	1.44	3.63	12.41

Class C
September 30, 2010	$8.61	.32	.11	.43	(.32)	(.32)	—	— a,d	$8.72	5.12	$32,627	1.54 e	3.79 e	13.09
September 30, 2009	7.93	.32	.68	1.00	(.32)	(.32)	—	— a,f,g	8.61	13.10	25,227	1.61 e	4.07 e	19.16
September 30, 2008	8.65	.31	(.72)	(.41)	(.31)	(.31)	—	—	7.93	(4.92)	16,564	1.61	3.71	45.59
September 30, 2007	8.80	.30	(.16)	.14	(.29)	(.29)	—	—	8.65	1.64	8,432	1.59	3.46	24.58
September 30, 2006	8.85	.30	(.04)	.26	(.31)	(.31)	—	—	8.80	2.99	9,210	1.59	3.48	12.41

Class M
September 30, 2010	$8.62	.37	.10	.47	(.36)	(.36)	—	— a,d	$8.73	5.66	$6,217	1.04 e	4.30 e	13.09
September 30, 2009	7.94	.36	.68	1.04	(.36)	(.36)	—	— a,f,g	8.62	13.68	6,107	1.11 e	4.58 e	19.16
September 30, 2008	8.66	.36	(.72)	(.36)	(.36)	(.36)	—	—	7.94	(4.39)	5,235	1.11	4.20	45.59
September 30, 2007	8.81	.35	(.16)	.19	(.34)	(.34)	—	—	8.66	2.19	5,346	1.09	3.96	24.58
September 30, 2006	8.86	.35	(.05)	.30	(.35)	(.35)	—	—	8.81	3.49	4,912	1.09	3.98	12.41

Class Y
September 30, 2010	$8.61	.41	.10	.51	(.40)	(.40)	—	— a,d	$8.72	6.21	$17,081	.54 e	4.74 e	13.09
September 30, 2009	7.92	.40	.69	1.09	(.40)	(.40)	—	— a,f,g	8.61	14.39	5,106	.61 e	5.05 e	19.16
September 30, 2008†	8.62	.30	(.70)	(.40)	(.30)	(.30)	—	—	7.92	(4.77)*	718	.45*	3.52*	45.59

* Not annualized.

† For the period January 2, 2008 (commencement of operations) to September 30, 2008.

a Amount represents less than $0.01 per share.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding as of March 30, 2010.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class for the periods ended September 30, 2010 and September 30, 2009 reflect a reduction of 0.01% and 0.01% of average net assets, respectively (Note 2).

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

46	47

Notes to financial statements 9/30/10

Note 1: Significant accounting policies

Putnam Tax Exempt Income Fund (the fund) is a diversified Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing mainly in intermediate to long-term investment-grade bonds.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class  A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee applied on certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective August 2, 2010, a redemption fee will no longer apply to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2009 through September 30, 2010.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a when-issued basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

D) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2010, the fund had a capital loss carryover of $29,693,237 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$2,860,244	September 30, 2011

4,466,195	September 30, 2012

430,649	September 30, 2013

1,248,409	September 30, 2014

150,375	September 30, 2016

6,919,758	September 30, 2017

13,617,607	September 30, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2011 $1,944,475 of losses recognized during the period November 1, 2009 to September 30, 2010.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, dividends payable, defaulted bond interest and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $529,957 to decrease undistributed net investment income and $2,605 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $532,562.

Unrealized appreciation	$95,068,183

Unrealized depreciation	(16,830,352)

Net unrealized appreciation	78,237,831
Undistributed tax-exempt income	1,566,564
Undistributed ordinary income	81,459
Capital loss carryforward	(29,693,237)
Post-October loss	(1,944,475)
Cost for federal income tax purposes	$1,137,055,886

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.590% of the first $5 billion, 0.540% of the next $5 billion, 0.490% of the next $10 billion, 0.440% of the next $10 billion, 0.390% of the next $50 billion, 0.370% of the next $50 billion, 0.360% of the next $100 billion, and 0.355% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the lesser of an annual rate of 0.50% of the average net assets of the fund or the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.452% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $142,462 as a result of this limit.

Effective January 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,217 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $897, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $129,965 and $1,486 from the sale of class A and class M shares, respectively, and received $8,076 and $3,814 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $6,135 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $149,615,994 and $151,169,894, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/10		Year ended 9/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	12,159,929	$103,404,330	15,189,319	$118,565,258

Shares issued in connection with
reinvestment of distributions	4,054,880	34,436,333	4,446,594	34,953,273

	16,214,809	137,840,663	19,635,913	153,518,531

Shares repurchased	(16,560,567)	(140,592,506)	(29,262,173)	(225,698,938)

Net decrease	(345,758)	$(2,751,843)	(9,626,260)	$(72,180,407)

	Year ended 9/30/10		Year ended 9/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	249,497	$2,117,669	387,838	$3,030,193

Shares issued in connection with
reinvestment of distributions	37,364	316,622	67,066	524,962

	286,861	2,434,291	454,904	3,555,155

Shares repurchased	(1,091,130)	(9,256,368)	(1,775,469)	(13,858,634)

Net decrease	(804,269)	$(6,822,077)	(1,320,565)	$(10,303,479)

	Year ended 9/30/10		Year ended 9/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,476,883	$12,575,723	1,335,033	$10,492,316

Shares issued in connection with
reinvestment of distributions	86,514	736,362	66,316	524,612

	1,563,397	13,312,085	1,401,349	11,016,928

Shares repurchased	(752,561)	(6,382,523)	(561,873)	(4,372,026)

Net increase	810,836	$6,929,562	839,476	$6,644,902

	Year ended 9/30/10		Year ended 9/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	144,780	$1,223,990	238,172	$1,899,813

Shares issued in connection with
reinvestment of distributions	23,435	199,511	23,504	185,462

	168,215	1,423,501	261,676	2,085,275

Shares repurchased	(164,500)	(1,397,436)	(212,910)	(1,646,537)

Net increase	3,715	$26,065	48,766	$438,738

	Year ended 9/30/10		Year ended 9/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,848,798	$15,734,911	724,433	$5,761,574

Shares issued in connection with
reinvestment of distributions	36,845	314,830	12,869	101,401

	1,885,643	16,049,741	737,302	5,862,975

Shares repurchased	(520,011)	(4,443,656)	(234,808)	(1,860,357)

Net increase	1,365,632	$11,606,085	502,494	$4,002,618

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund has designated 99.95% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	114,890,773	4,023,631

Jameson A. Baxter	114,878,873	4,035,531

Charles B. Curtis	114,733,020	4,181,384

Robert J. Darretta	114,928,273	3,986,131

Myra R. Drucker	114,884,728	4,029,676

John A. Hill	114,810,977	4,103,427

Paul L. Joskow	114,923,608	3,990,796

Elizabeth T. Kennan*	114,795,141	4,119,263

Kenneth R. Leibler	114,878,676	4,035,728

Robert E. Patterson	114,969,819	3,944,585

George Putnam, III	114,913,297	4,001,107

Robert L. Reynolds	114,955,551	3,958,853

W. Thomas Stephens	114,903,772	4,010,632

Richard B. Worley	114,890,059	4,024,345

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

75,911,539	3,581,246	3,485,447	35,936,172

A proposal to amend the fund’s agreement and declaration of trust with respect to duration of the trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

76,730,711	2,671,109	3,576,412	35,936,172

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Sector Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Robert R. Leveille
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Mark C. Trenchard
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	BSA Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Francis J. McNamara, III
London, England SW1A 1LD	Richard B. Worley	Vice President and
Chief Legal Officer
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	James P. Pappas
One Post Office Square	President	Vice President
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
Custodian	Executive Vice President,	Vice President, Clerk and
State Street Bank	Principal Executive	Assistant Treasurer
and Trust Company	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Legal Counsel		Vice President, Senior Associate
Ropes & Gray LLP	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Independent Registered	Principal Financial Officer	Nancy E. Florek
Public Accounting Firm		Vice President, Assistant Clerk,
KPMG LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Trustees	Treasurer and Principal
John A. Hill, Chairman	Accounting Officer	Susan G. Malloy
Jameson A. Baxter,		Vice President and
Vice Chairman	Beth S. Mazor	Assistant Treasurer
Ravi Akhoury	Vice President
Barbara M. Baumann

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN041 264129 11/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2010	$50,206	$--	$5,800	$--
September 30, 2009	$50,227	$4,256*	$5,800	$--

*Includes fees billed to the fund for services relating to a fund mergers of $4,256.

For the fiscal years ended September 30, 2010 and September 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 5,800 and $ 10,056 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2010	$ -	$ -	$ -	$ -
September 30, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: November 24, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 24, 2010